UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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Aziyo Biologics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! AZIYO BIOLOGICS, INC. 12510 PROSPERITY DRIVE, SUITE 370 SILVER SPRING, MD 20904 AZIYO BIOLOGICS, INC. 2022 Annual Meeting Vote by June 6, 2022 11:59 PM, Eastern Time You invested in AZIYO BIOLOGICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2022. Vote Virtually at the Meeting* June 7, 2022 1:00 PM, Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83446-P70490 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at www.virtualshareholdermeeting.com/AZYO2022

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83447-P70490 THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 01) Brigid A. Makes 02) Randal Mills 1. Election of Class II Directors Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. For For